Retirement Benefits (Company's Discount Rate and Rate of Compensation Increase Used in Accounting For The Plan) (Detail)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Assumptions used to determine benefit obligation at period end:
Discount rate	4.00%	5.00%	5.50%
Rate of increase in compensation	4.00%	4.00%	4.25%
Assumptions used to determine net periodic benefit cost for the year:
Discount rate	5.00%	5.50%	6.25%
Rate of increase in compensation	4.00%	4.25%	4.25%